Exhibit 10.5

Amendment to the
2005 Titanium Metals Corporation Profit Sharing Plan
(Amended and Restated April 6, 2005)

1.
Amendment of Profit Sharing Plan:  The Management Development and Compensation Committee desires to amend the 2005 Titanium Metals Corporation Profit Sharing Plan, amended and restated as of April 6, 2005 (the “Profit Sharing Plan”) to give the chief executive officer authority to determine employee eligibility under the Profit Sharing Plan.

Section III(q) of the Profit Sharing Plan is amended by amending the definition of “Relevant Authority” to read in its entirety as follows:

(q)	“Relevant Authority” shall mean the Company’s Chief Executive Officer for compensation matters pertaining to all employees of the Company.

Section V(b) of the Profit Sharing Plan is amended by amending such section to read in its entirety as follows:

(b)
The Compensation Committee will recommend to the Board, and the Board will approve, the Minimum Operating Income Level and Maximum Operating Income Level for the Plan Year.  The Minimum Operating Income Level and Maximum Operating Income Level will be announced to the Eligible Employees as soon as practical after approval.

Schedule A to the Profit Sharing Plan is superseded and replaced to read in its entirety as set forth on Schedule A attached hereto.

* * *

2.	Terms and Conditions of Plan: Except for the above amendment, all terms and conditions of the Profit Sharing Plan are unamended and shall remain in full force and effect.

3.	Execution: This amendment to the Amended and Restated Profit Sharing Plan is executed on this 21st day of February, 2008.

TITANIUM METALS CORPORATION

By:	/s/ Andrew B. Nace Andrew B. Nace, Vice President, General Counsel and Assistant Secretary

Schedule A
Schedule of Payout Percentages

North America
Grade
Level		UN	NI	FP	EE	OS
COO	Min	0.0%	5.0%	25.0%	31.0%	37.0%
	Max	0.0%	21.0%	105.0%	112.0%	119.0%

E12	Min	0.0%	3.4%	17.0%	21.0%	25.0%
	Max	0.0%	13.0%	64.0%	68.0%	73.0%

E11	Min	0.0%	2.8%	14.0%	18.0%	22.0%
	Max	0.0%	11.0%	54.0%	58.0%	63.0%

E10	Min	0.0%	2.2%	11.0%	14.0%	17.0%
	Max	0.0%	9.0%	45.0%	48.0%	52.0%

E09	Min	0.0%	2.0%	10.0%	13.0%	16.0%
	Max	0.0%	9.0%	43.0%	46.0%	49.0%

E08	Min	0.0%	1.8%	9.0%	12.0%	15.0%
	Max	0.0%	7.0%	37.0%	40.0%	44.0%

E07	Min	0.0%	1.6%	8.0%	11.0%	14.0%
	Max	0.0%	6.0%	32.0%	36.0%	39.0%

E06	Min	0.0%	1.2%	6.0%	10.0%	14.0%
	Max	0.0%	6.0%	28.0%	32.0%	37.0%

E05	Min	0.0%	1.0%	5.0%	9.0%	13.0%
	Max	0.0%	5.0%	25.0%	29.0%	34.0%

E04	Min	0.0%	1.0%	5.0%	9.0%	13.0%
	Max	0.0%	4.0%	22.0%	27.0%	31.0%

E03	Min	0.0%	1.0%	5.0%	9.0%	13.0%
	Max	0.0%	4.0%	20.0%	25.0%	29.0%

E02	Min	0.0%	1.0%	5.0%	9.0%	13.0%
	Max	0.0%	4.0%	20.0%	25.0%	29.0%

NE5	Min	0.0%	1.0%	5.0%	9.0%	13.0%
	Max	0.0%	4.0%	20.0%	25.0%	29.0%

NE4	Min	0.0%	1.0%	5.0%	9.0%	13.0%
	Max	0.0%	4.0%	20.0%	25.0%	29.0%

NE3	Min	0.0%	1.0%	5.0%	9.0%	13.0%
	Max	0.0%	4.0%	20.0%	25.0%	29.0%

NE2	Min	0.0%	1.0%	5.0%	9.0%	13.0%
	Max	0.0%	4.0%	20.0%	25.0%	29.0%

NE1	Min	0.0%	1.0%	5.0%	9.0%	13.0%
	Max	0.0%	4.0%	20.0%	25.0%	29.0%

Hourly	Min	0.0%	1.0%	5.0%	9.0%	13.0%
THT	Max	0.0%	4.0%	20.0%	25.0%	29.0%

Hourly	Min	0.0%	5.0%	5.0%	5.0%	5.0%
HDN	Max	0.0%	20.0%	20.0%	20.0%	20.0%

UK
	Grade		UN	NI	FP	EE	OS
	11	Min	0%	2.8%	14%	18%	22%
		Max	0%	11.0%	54%	58%	63%

	10	Min	0%	2.2%	11%	14%	17%
		Max	0%	9.0%	45%	48%	52%

	9	Min	0%	2.0%	10%	13%	16%
		Max	0%	9.0%	43%	46%	49%

	8	Min	0%	1.8%	9%	12%	15%
		Max	0%	7.0%	37%	40%	44%

	7	Min	0%	1.6%	8%	11%	14%
		Max	0%	6.0%	32%	36%	39%

	1 to 6	Min	0%	0.0%	4%	6%	8%
		Max	0%	7.0%	20%	22%	26%

Savoie		UN	NI	FP	EE	OS

10	Min	0%	0%	8%	10%	12%
	Max	0%	0%	26%	31%	37%

9	Min	0%	0%	7%	9%	11%
	Max	0%	0%	21%	27%	32%

8	Min	0%	0%	6%	8%	10%
	Max	0%	0%	17%	22%	28%

7	Min	0%	0%	4%	6%	9%
	Max	0%	0%	11%	17%	22%

6	Min	0%	0%	3%	5%	7%
	Max	0%	0%	7%	13%	19%

5	Min	0%	0%	2%	4%	6%
	Max	0%	0%	6%	11%	16%

Loterios
		UN	NI	FP	EE	OS
10	Min	0%	0%	10%	13%	16%
	Max	0%	0%	40%	44%	47%

9	Min	0%	0%	9%	12%	15%
	Max	0%	0%	34%	37%	40%

8	Min	0%	0%	7%	10%	13%
	Max	0%	0%	30%	34%	37%

7	Min	0%	0%	5%	8%	11%
	Max	0%	0%	25%	28%	31%